EXHIBIT 32.1

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Patrick D. O'Brien, Chief Executive Officer of American Oil & Gas, Inc. (the "Company"), hereby certify that, to the best of my knowledge:

1. The Company's Annual Report on Form 10-KSB/A Amendment No. 1 for the period ended December 31, 2003, to which this certification is attached as Exhibit
     32.1 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  December 15, 2004         /s/  Patrick D. O'Brien
                                  -------------------------------------------
                                  Patrick D. O'Brien, Chief Executive Officer